                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-4058

                              THE KOREA FUND, INC.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                                 345 Park Avenue
                            New York, New York 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        6/30

Date of reporting period:       12/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

The Korea Fund, Inc.

Semiannual Report to Stockholders

December 31, 2003

A closed-end investment company seeking long-term capital appreciation through investment in Korean securities.

The Korea Fund, Inc.

Investment Objective and Policies

• long-term capital appreciation through investment in Korean securities

Investment Characteristics

• investments in a broad spectrum of Korean industries

• closed-end investment company

• first United States investment company authorized to invest in Korean securities

• a vehicle for international diversification through participation in the Korean economy

• a vehicle providing investments in some less liquid Korean opportunities

General Information

Executive Offices

The Korea Fund, Inc. 345 Park Avenue New York, NY 10154

Automated Information Line

Scudder Closed-End Fund Info Line (800) 349-4281

Web Site

www.TheKoreaFund.com

or visit our Direct Link:

CEF.Scudder.com (Do not use www.)

Obtain monthly fact sheets, financial reports, press releases and webcasts when available.

Transfer Agent and Registrar

Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Debevoise & Plimpton

Custodian

Brown Brothers Harriman & Co.

Subcustodian

Citibank, N.A. - Seoul office

Independent Auditors

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol - KF

Contents

<Click Here> Portfolio Management Review

<Click Here> Other Information

<Click Here> Investment Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Dividend Reinvestment and Cash Purchase Plan

<Click Here> Stockholder Meeting Results

<Click Here> Privacy Statement

Investments in funds involve risks. The fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, Portfolio Manager John Lee discusses The Korea Fund, Inc.'s strategy and the market environment during the six-month period ended December 31, 2003.

Q: How did Korea's stock market perform during the second half of the year?

A: Korean stocks delivered a strong return during the second half. As the recovery in global growth continued to pick up steam, investors became more aggressive and more willing to move cash into riskier areas of the financial markets, such as emerging-markets equities. The KOSPI closed the year at 810, representing a return of 21.01% for the six-month reporting period and 29.19% for the calendar year. This marked a substantial rally off of its low of 515, set on March 17.

Although Korea performed well, it lagged other Asian markets due to ongoing concern about corporate scandals, tension with North Korea and continued sluggishness in its consumer sector. We believe, however, that these problems are short-term in nature and that the fundamental underpinning of Korea's market remains strong.

Q: How did the fund perform?

A: For the six-month period ended December 31, 2003, the net asset value (NAV) total return of The Korea Fund was 20.82%. Its share price - quoted on the NYSE - returned 24.27% to close at $18.35 per share, representing a discount of 12.49% to NAV. This compares with a discount of 14.93% on June 30 and 16.36% one year ago.

Performance was helped by continued strength among the fund's holdings in small- and mid-cap stocks, where we continued to find a wealth of attractive opportunities. On the negative side, the fund's underweight position in Samsung Electronics was a detractor for both the six-month reporting period and the full calendar year. We are underweight in Samsung because the stock makes up almost 30% of the total Korean stock market. In order to manage risk and maintain appropriate diversification in the fund, we are compelled to underweight Samsung. At the times when the stock performs well, as it did during the second half of the year, the fund's relative performance will only partially reflect that strong showing.

Q: What is your current view on the economic and political backdrop in Korea?

A: Like the rest of the world, Korea experienced stronger economic growth in 2003 than in the previous year. This strength was largely export-driven, as all of Korea's most important trading partners - China, the United States and Japan - exhibited improving growth. China, in particular, has emerged as an important market for Korea's goods given its geographic proximity and the favorable relations between the two countries. For many Korean companies, it is now the largest market. Steel, automotive and specialty chemicals companies, in particular, have benefited. We expect that the trend of Korean companies capitalizing on China's growth is not a short-term phenomenon; this story should continue to play out over the next decade.

While the export picture remains strong, domestic consumption in Korea continued to struggle. Confidence in the recovery remained tenuous and while personal debt levels have stabilized somewhat, Korean consumers remain burdened with relatively high levels of debt. Our belief, however, is that continued growth will lead to a recovery in the consumer sector. And the outlook for growth is positive. Gross domestic product is expected to grow by 4% to 5% in 2004, and some economists are even expecting growth in the 6% to 7% range.

The political backdrop was not as favorable as the economic picture, and this was the primary reason why Korea underperformed other Asian markets in the second half of the year. First, elections are near, and the concern among investors is that the reform process will stall until the election is completed. Second, there have been many high-profile investigations and/or arrests of politicians and corporate officers. News on this front pressures stock prices in the short term. We believe there is a more positive aspect to these investigations, however, in that they demonstrate that reform is indeed taking place and that both the government and corporations are becoming more transparent. Third, investors have remained cautious due to the ongoing nuclear saber-rattling from North Korea. But as we have stated in the past, relations between the North and the South continue to improve, so we view any short-term market weakness that results from news out of North Korea as a potential buying opportunity.

Q: How is the portfolio positioned?

A: We continue to focus on the fastest-growing sectors in Korea. We are overweight in industries such as technology, telecommunications and financials. At the same time, we are underweight in traditional, slower-growth industries. We believe that this is the best way to capitalize on Korea's long-term potential.

We continue to build the fund's position in small- and mid-cap companies. Given that the large-cap sector is heavily followed by the global research community, it is easier to identify inefficiencies in an area of the market that does not receive as much attention as we believe it should. As a result, we are able to use our fundamental research capabilities and presence "on the ground" in Korea to find fast-growing companies at attractive valuations. Additionally, the closed-end structure of the fund allows us to seek opportunities in less liquid areas of the market, since we do not have to plan for shareholder redemptions. A small-cap company that performed particularly well for the fund was Internet Auction. (As of 12/31/03, the position in Internet Auction was sold.) In November, eBay - which previously owned 50% of Internet Auction - announced its intention to buy the remaining stake. This was a distinct positive for Internet Auction's stock price. Fund performance also was helped by our positions in S-Oil Corp. and SK Corp., two small oil refining companies; Korea Iron & Steel Co., Ltd., which is directly benefiting from China's growing need for raw materials; Oriental Fire & Marine Insurance Co.; and Korean Reinsurance Co. We are still adding to the fund's position in small- and mid-cap companies as we continue to find opportunities in this area.

Samsung Electronics Co., Ltd. and SK Telecom Co., Ltd. (SKT) remain two of the fund's largest holdings. Samsung produced a strong return during the second half of the year as its improving fundamentals attracted the attention of global investors. The company is gaining market share across all of its business lines as its brand image improves among consumers worldwide. Samsung has also been helped by the semiconductor cycle. As the lowest-cost maker of computer chips in the world, it has benefited as the global economic recovery has caused chip prices to rise. These positive changes have been reflected in the company's stock price. SKT, in contrast, was a laggard in 2003 as the consensus view was that the company's growth prospects are limited. However, it still has a dominant market share of 55%, and we do not foresee a meaningful decline from this level. We are also encouraged by the fact that the company is increasing its dividend and improving its corporate governance practices. As a result, we believe SKT represents a value at its current level.

Q: Do you think stocks in Korea represent an attractive value?

A: Yes, we believe that the market is attractively valued in relation both to other Asian markets and to its historical levels. The small-cap sector, in particular, offers a wealth of outstanding values when measured against small-cap stocks in other markets around the world. In our view, these valuation levels represent a disconnect relative to the positive developments that continue to take place in Korea. The country is on track for strong growth in 2004, corporate governance continues to improve, interest rates are low and dividend payouts continue to increase. Also, it is important not to underestimate the potential impact of the rise in Chinese demand expected in the coming decade. Looking beyond the underlying fundamentals to the market itself, we see two factors that could support demand for stocks. First, the ownership level of Korean stocks among Korean local investors is currently at a low level, meaning that there is room for meaningful upside. Second, Korea is introducing a retirement plan system similar to the 401(k) in the United States, meaning that Korean citizens will have another avenue through which they can participate in the stock market. Given this strong underpinning, we believe Korean stocks continue to represent an investment opportunity even after their 29% gain in 2003.

Q: What is the fund doing to address the discount at which its shares trade from net asset value?

A: Shares of the fund, like those of most closed-end investment companies, often trade at a discount from net asset value.

The fund's directors review this situation carefully. On January 21, 2004, the fund's board of directors authorized a tender for 10% of the fund's outstanding shares at 95% of net asset value, and announced a program for comparable repurchases of shares, each for 10% of the fund's outstanding shares at 95% of net asset value, in the first quarter of 2005 and the first quarter of 2006, in each case if the fund's shares traded at an average discount of 15% of more during a measuring period ending the preceding December 31.

The fund's investment objective is to seek long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. Over the years, the fund has achieved superior investment performance. The fund's manager believes that the fund's closed-end structure has helped the fund to achieve its strong historical record of investment performance. As a closed-end fund, for example, the fund has been able to invest in smaller and newer and less liquid companies that have performed well.

Before deciding upon the tender offer and the program announced on January 21, the fund's board considered not only the discount but also other relevant factors. Those factors included the fund's investment objective, the fund's investment performance, and the possible adverse effects several alternatives would have on portfolio management, on the fund's expense ratio, and on investment results for Fund shareholders. Actions such as self-tenders for a large percentage of the fund's shares or repeated sizable self-tenders continuing indefinitely would pose serious risks to shareholders who have bought fund shares for long-term capital appreciation through investment in Korean companies. Those risks include substantially higher expense ratios and jeopardy to investment results because of the need to maintain greater portfolio liquidity.

The fund believes its tender offer and program for future tender offers represent a carefully considered and balanced approach, consistent with the fund's investment objective and the interests of shareholders. The fund's board intends to keep close track of the discount and of ways to address it, together with the factors referred to earlier, so as to be able to assess what is in the best interest of the fund and its shareholders in the future, in light of market conditions and other circumstances at the time.

The fund's board and the fund's manager believe the tender offer and program announced by the fund on January 21 are significant steps to address the discount, without unduly affecting portfolio management and the fund's ability to deliver investment results to shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover, except for the last question and answer, which discusses a subsequent event, as described in the Notes to Financial Statements on page 33 of this report. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Other Information

Investment Manager

Deutsche Investment Management Americas Inc. ("DeIM"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Investment Trust Management Company Limited ("DeITMC"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management also manages the assets of other closed-end investment companies which invest primarily in foreign securities: Scudder New Asia Fund, Inc., The Brazil Fund, Inc., Scudder Global High Income Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. In addition, Deutsche Asset Management manages open-end mutual funds which invest in domestic and international markets.

Korean Advisor

DeITMC, located at 3rd Floor, Seian Building, 116 Shinmoonro-1 Ka, Changro-ku, Seoul, Korea, serves as subadvisor to the fund. DeITMC renders investment advisory and management services with regard to the fund's portfolio. From time to time, DeITMC makes specific investment recommendations, which then are evaluated by DeIM's portfolio managers in light of their own expertise and information from other sources in making investment decisions for the fund.

Dividend Reinvestment and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 35. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Korea Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 4121-9066, 1-800-294-4366.

Resignation of Nicholas Bratt

On September 2, 2003, the Board of Directors accepted the resignation of Nicholas Bratt as a Director, President and member of the Executive and Valuation Committees of the fund, effective August 21, 2003, and approved a decrease in the size of the Board to seven members. The Board then elected Richard T. Hale as President of the fund.

Change in Officer

Effective December 4, 2003, Judith Hannaway no longer serves as Vice President of the fund.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site- scudder.com (Type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Share Repurchases

The Board of Directors of The Korea Fund, Inc. has authorized the fund to effect periodic repurchases of its shares in the open market from time to time when the fund's shares trade at a discount to their NAV. Subject to periodic review by the fund's Board of Directors, repurchases may be made at such time and in such amounts as the fund's Manager believes will further the achievement of the fund's objectives. Depending on market conditions, available funds, regulatory requirements and alternative investment opportunities, such repurchases are limited to (1) 5% of the shares outstanding at the beginning of the calendar year, plus (2) an estimate of shares to be issued in connection with the current calendar year's dividends, plus (3) the number of shares authorized for purchase in the previous calendar year that have not been purchased. In measuring the number of shares authorized for repurchase, the shares relating to the current calendar year's dividends are estimated at 50% of the number of shares issued in connection with the prior calendar year's dividends or until such time during the calendar year that the fund's Manager has a more accurate projection of the calendar year's dividends. Repurchases made based on this estimate shall continue to have been authorized, even if the actual dividend or related share issuance is lower. During the six-month period ended December 31, 2003, there were 191,700 fund shares repurchased by the fund pursuant to the share repurchase plan as described above, representing 0.4% of the shares outstanding as of June 30, 2003.

Net Asset Value

The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's NAV is also published in The New York Times and Barron's.

Investment Summary as of December 31, 2003

Past results are not necessarily indicative of future performance of the fund. Investment return and principal value will fluctuate.

Historical Information
	Total Return (%)
	Market Value		Net Asset Value (a)		Index (b)		Index (c)
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	20.03	-	13.92	-	11.54	-	16.23	-
One Year	34.50	34.50	28.84	28.84	28.84	28.84	29.19	29.19
Three Year	112.57	28.58	101.14	26.23	68.04	18.87	60.66	17.10
Five Year	146.07	19.73	172.01	22.16	45.58	7.80	44.14	7.58
Ten Year	8.46	.82	79.28	6.01	-36.83	-4.49	-6.40	-.66

Per Share Information and Returns (a)
	Yearly periods ended December 31

	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003
Net Asset Value ($)	20.65	20.04	13.55	4.44	9.59	23.13	12.79	15.89	16.56	20.97
Income Dividends ($)	-	.06	-	-	-	-	.17	.01	.18	.30
Capital Gains Distributions ($)	.15	.36	.60	-	-	-	-	1.53	.67	-
Total Return (%)	24.84	4.26	-30.01	-66.50	115.99	141.19	-44.24	42.71	9.39	28.84

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(b) Korea Stock Price Index ("KOSPI") in US Dollars.
(c) KOSPI in local terms.

KOSPI is a capitalization-weighted index of all common shares on the Korea Stock Exchanges. Index returns assume reinvestment of all dividends and unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Summary as of December 31, 2003

Asset Allocation	12/31/03	6/30/03

Common Stocks	87%	88%
Preferred Stocks	12%	11%
Cash Equivalents	1%	-
Corporate Bonds	-	1%
	100%	100%

Sector Diversification (Sector breakdown of the Fund's equity securities)	12/31/03	6/30/03

Information Technology	24%	23%
Financials	21%	20%
Consumer Discretionary	16%	14%
Telecommunications Services	11%	15%
Materials	9%	12%
Industrials	8%	7%
Consumer Staples	6%	6%
Energy	4%	2%
Utilities	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2003 (62.5% of Portfolio)
1. Samsung Electronics Co., Ltd. Manufacturer of major electronics	16.9%
2. Kookmin Bank Provider of commercial banking services	8.4%
3. SK Telecom Co., Ltd. Provider of mobile telecommunication services	8.2%
4. Samsung Fire & Marine Insurance Co., Ltd. Provider of insurance products	6.8%
5. POSCO Manufacturer of hot and cold rolled steel products	6.1%
6. Hyundai Motor Co., Ltd. Manufacturer of motor vehicles	3.9%
7. Hankook Tire Co., Ltd. Manufacturer of tires, tire tubes and aluminum alloy wheels	3.3%
8. Shinsegae Co., Ltd. Operator of discount stores	3.1%
9. Samsung SDI Co., Ltd. Leading manufacturer of CRT and picture tubes	3.0%
10. Samsung Electro-Mechanics Co., Ltd. Manufacturer of precision electronic parts	2.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A monthly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of a month end is available upon request no earlier than 15 days after the month end. Please call 1-800-349-4281.

Investment Portfolio as of December 31, 2003

	Shares	Value ($)

Common Stocks 86.3%
Consumer Discretionary 10.4%
Auto Components 3.3%
Hankook Tire Co., Ltd.*	4,464,307	33,692,883
Automobiles 0.4%
Nexen Tire Corp.*	400,000	4,125,786
Hotels, Restaurants & Leisure 2.1%
Hotel Shilla Co., Ltd.*	608,391	2,800,894
Kangwon Land, Inc.*	1,518,330	18,079,904
Paradise Co., Ltd.	369,425	1,171,008
		22,051,806
Internet & Catalog Retailing 1.6%
LG Home Shopping, Inc.* (b)	332,900	16,805,518
Media 1.0%
Cheil Communications, Inc.*	35,400	5,135,599
Plenus, Inc.*	137,800	2,322,667
Qrix Networks, Inc.* (d) (e)	120,000	2,515,723
		9,973,989
Multiline Retail 1.9%
Shinsegae Co., Ltd.*	80,003	19,455,656
Textiles, Apparel & Luxury Goods 0.1%
BYC Co., Ltd.* (b)	39,530	1,322,639
Consumer Staples 5.3%
Beverages 1.4%
Hite Brewery Co., Ltd.*	50,000	3,664,570
Nam Yang Dairy Products Co., Ltd.* (b)	43,390	10,915,723
		14,580,293
Food Products 1.9%
CJ Corp.*	99,606	5,187,029
Nong Shim Co., Ltd.	71,079	14,245,603
		19,432,632
Household Products 0.1%
LG Household & Health Care Ltd.*	51,511	1,343,390
Tobacco 1.9%
KT&G Corp. 144A (GDR)	890,000	7,809,750
KT&G Corp.*	652,870	11,332,838
		19,142,588
Energy 3.7%
Oil & Gas
LG Petrochemical Co., Ltd.*	231,700	5,401,476
S-Oil Corp.	970,500	22,787,421
SK Corp.*	439,700	10,102,960
		38,291,857
Financials 18.9%
Banks 10.9%
Kookmin Bank (ADR)	1,257,217	47,573,091
Kookmin Bank*	1,027,798	38,483,170
Koram Bank Ltd.*	714,500	8,388,260
Korea Exchange Bank*	2,191,500	11,614,491
Shinhan Financial Group Co. Ltd. 144A (ADR)*	208,798	6,691,976
		112,750,988
Diversified Financials 1.5%
Dongwon Financial Holding Co., Ltd.	2	10
Good Morning Shinhan Securities Co.*	1,410,000	6,503,145
Hankang Restructuring Fund (h)	1,724,310	2,631,651
LG Card Co., Ltd.*	1,284,591	3,280,151
Nong Shim Holdings Co., Ltd.	22,521	702,542
Samsung Securities Co., Ltd.*	130,000	2,779,874
		15,897,373
Insurance 6.5%
Korean Reinsurance Co.	89,060	2,949,996
Oriental Fire & Marine Insurance Co. (b)	584,860	7,258,640
Samsung Fire & Marine Insurance Co., Ltd.	979,625	56,271,960
		66,480,596
Health Care 0.0%
Biotechnology
LG Life Sciences Ltd.*	12,933	358,979
Industrials 7.9%
Commercial Services & Supplies 1.4%
Korea Information Service, Inc.*	105,000	3,477,987
S1 Corp.*	564,270	11,119,786
		14,597,773
Industrial Conglomerates 2.9%
Anycell, Inc. (b) (d) (e)	1,250,000	0
Daeyang E&C Ltd.*	1,300,348	5,441,288
Halla Climate Control Co.*	60,000	5,408,805
Hyundai Mobis*	350,480	18,839,218
		29,689,311
Machinery 2.3%
HS R&A Co., Ltd.*	192,400	909,967
Hyundai Heavy Industries*	425,000	13,364,780
Samsung Climate Control Co., Ltd.* (b)	827,630	5,642,459
Samyoung Corp.	126,140	1,009,120
SeAH Steel Corp.*	210,310	2,266,234
		23,192,560
Trading Companies & Distributors 0.8%
Jahwa Electronics Co., Ltd.*	829,900	7,864,042
Transportation Infrastructure 0.5%
Korea Express Co., Ltd.*	301,880	4,961,717
Information Technology 19.8%
Electronic Equipment & Instruments 6.9%
Dae Duck Electronics Co., Ltd.*	360,901	3,586,312
Hankuk Electric Glass Co., Ltd.*	92,000	6,056,184
Hyundai Autonet Co., Ltd.*	1,612,700	4,287,010
Samsung Electro-Mechanics Co., Ltd.*	792,605	26,220,769
Samsung SDI Co., Ltd.	245,306	28,901,881
SE Co., Ltd. (b) (d) (e)	636,950	1,677,168
		70,729,324
Semiconductor Equipment & Products 12.9%
Samsung Electronics Co., Ltd.	351,049	132,765,701
Materials 9.0%
Chemicals 1.6%
Korea Fine Chemical Co.	83,333	936,404
LG Chemical Ltd.*	212,486	9,800,193
Samsung Fine Chemicals Co., Ltd.*	425,000	5,827,044
		16,563,641
Metals & Mining 7.4%
Aldex Co., Ltd.*	500,000	381,551
Dongkuk Steel Mill Co., Ltd.	1,170,900	9,622,491
Korea Iron & Steel Co., Ltd.	227,200	3,238,910
POSCO	443,000	60,552,621
POSCO (ADR)	72,608	2,466,494
		76,262,067
Telecommunication Services 10.8%
Diversified Telecommunication Services 2.6%
Hanaro Telecom, Inc.*	1,468,800	4,021,494
KT Corp.*	621,000	23,225,660
		27,247,154
Wireless Telecommunication Services 8.2%
SK Telecom Co., Ltd. (ADR)	608,135	11,341,718
SK Telecom Co., Ltd.*	440,850	73,567,421
		84,909,139
Utilities 0.5%
Electric Utilities
Korea Electric Power Corp.*	260,000	4,665,828
Total Common Stocks (Cost $446,945,994)		889,155,230

Preferred Stocks 12.4%
Consumer Discretionary 5.1%
Automobiles 3.9%
Hyundai Motor Co., Ltd. (2nd)*	738,593	14,059,590
Hyundai Motor Co., Ltd. 144A (GDR)	3,020,000	25,519,000
		39,578,590
Hotels, Restaurants & Leisure 0.0%
Hotel Shilla Co., Ltd.*	32,070	123,439
Multiline Retail 1.2%
Shinsegae Co., Ltd.*	55,784	12,536,782
Consumer Staples 0.9%
Beverages
CJ Corp.*	297,200	6,056,151
CJ Corp. 2nd*	50,335	1,846,672
CJ Corp. 3rd*	30,201	1,058,618
Nam Yang Dairy Products Co., Ltd.* (b)	1,160	86,088
		9,047,529
Energy 0.0%
Oil & Gas
S-Oil Corp.*	32,040	486,309
Financials 1.5%
Diversified Financials 0.2%
LG Investment and Securities Co., Ltd.	470,000	1,554,843
Insurance 1.3%
Samsung Fire & Marine Insurance Co., Ltd.	533,850	13,586,874
Health Care 0.1%
Health Care Providers & Services
LG Household & Health Care Ltd.*	46,788	674,846
Information Technology 4.4%
Semiconductor Equipment & Products
Samsung Electronics Co., Ltd.	198,201	40,803,644
Samsung Electro-Mechanics Co., Ltd.*	180,000	3,033,962
Samsung SDI Co., Ltd.	34,318	1,971,307
		45,808,913
Materials 0.4%
Chemicals
LG Chemical Ltd.*	193,003	3,965,261
Total Preferred Stocks (Cost $36,428,338)		127,363,386

	Principal Amount (g)	Value ($)

Convertible Bonds 0.3%
Diversified Financials
LG Credit Card Ltd., 3.0%, 2/12/2009 (Cost $2,501,040)	6,000,000,000	2,516,462

Corporate Bonds 0.0%
Consumer Staples
Haitai Confectionary Loan Certificates, 0.5%, 11/28/2009 (Cost $6,702) (d) (f)	40,222,324	27,697

	Shares	Value ($)

Cash Equivalents 1.0%,
Scudder Cash Management QP Trust, 1.11% (c) (Cost $10,707,682)	10,707,682	10,707,682
Total Investment Portfolio - 100.0% (Cost $496,589,756) (a)		1,029,770,457

* Non-income producing security.
(a) The cost for federal income tax purposes was $498,859,796. At December 31, 2003, net unrealized appreciation for all securities based on tax cost was $530,910,661. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $561,426,249 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $30,515,588.
(b) Affiliated issuers (see Notes to Financial Statements).
(c) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Securities valued at fair value by management and approved in good faith following procedures approved by the Directors, amounted to $4,220,588 (0.4% of net assets at December 31, 2003). Their values have been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 2003 aggregated $6,330,480. The securities may also have certain restrictions as to resale.
(e) Included in (d) above are restricted securities with a value which aggregated $4,192,891 (0.4% of net assets at December 31, 2003). No quoted market price exists for these private placement securities.
The issuers of these securities have given the Fund a put option, payable on demand. Information concerning such private placement securities at December 31, 2003 is as follows:
Security	Acquisition Date	Cost ($)
Anycell, Inc.	12/22/2000	2,020,774
Qrix Networks, Inc.	7/28/2000	2,686,367
SE Co., Ltd.	12/22/2000	1,616,637
		6,323,778

(f) Company in restructuring process, principal only subject to repayment.
(g) Principal amount stated in Korean Won.
(h) Managed by Deutsche Investment Management Americas Inc.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments in securities, at value: Unaffiliated issuers (cost $453,653,015)	$ 975,354,540
Affiliated issuers (cost $32,229,059)	43,708,235
Investment in Scudder Cash Management QP Trust, at value (cost $10,707,682)	10,707,682
Total investments in securities, at value (cost $496,589,756)	1,029,770,457
Korean Won, at value (cost $15,374,028)	15,403,231
Receivable for investments sold	515,101
Dividends receivable	15,176,223
Interest receivable	25
Other assets	47,106
Total assets	1,060,912,143
Liabilities
Payable for investments purchased	2,593,221
Dividends payable	14,901,571
Accrued management fee	812,026
Other accrued expenses and payables	966,792
Total liabilities	19,273,610
Net assets, at value	$ 1,041,638,533
Net Assets
Net assets consist of: Undistributed net investment income	6,156,018
Net unrealized appreciation (depreciation) on: Investments	533,180,701
Won related transactions	43,456
Accumulated net realized gain (loss)	(14,856,037)
Cost of 337,000 shares held in treasury	(4,841,633)
Paid-in capital	521,956,028
Net assets, at value	1,041,638,533
Net Asset Value per share ($1,041,638,533 / 49,671,902 shares of common stock issued and outstanding, $.01 par value, 200,000,000 shares authorized)	$ 20.97

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended December 31, 2003
Investment Income
Income: Dividends - unaffiliated issuers (net of foreign taxes withheld of $3,040,873)	$ 15,393,222
Dividends - affiliated issuers (net of foreign taxes withheld of $150,621)	763,930
Interest (net of foreign taxes withheld of $5,026)	720,340
Interest - Scudder Cash Management QP Trust	19,129
Total Income	16,896,621
Expenses: Management fee	4,772,943
Services to shareholders	16,133
Custodian and accounting fees	748,620
Auditing	61,600
Legal	310,254
Directors' fees and expenses	92,000
Reports to shareholders	53,800
Stock exchange listing fees	43,840
Other	86,166
Total expenses, before expense reductions	6,185,356
Expense reductions	(11,675)
Total expenses, after expense reductions	6,173,681
Net investment income (loss)	10,722,940
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	1,629,332
Won related transactions	256,524
1,885,856
Net unrealized appreciation (depreciation) during the period on: Investments	168,646,738
Won related transactions	(174,720)
168,472,018
Net gain (loss) on investment transactions	170,357,874
Net increase (decrease) in net assets resulting from operations	$ 181,080,814

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended December 31, 2003	Year Ended June 30, 2003
Operations: Net investment income (loss)	$ 10,722,940	$ 8,594,471
Net realized gain (loss) on investment transactions	1,885,856	(12,249,480)
Net unrealized appreciation (depreciation) on investment transactions during the period	168,472,018	(83,104,499)
Net increase (decrease) in net assets resulting from operations	181,080,814	(86,759,508)
Distributions to shareholders from: Net investment income	(14,901,571)	(8,788,367)
Net realized gains	-	(33,705,384)
Fund share transactions: Cost of shares repurchased	(3,183,146)	(912,981)
Cost of shares reacquired	-	(72,052)
Net increase (decrease) in net assets from Fund share transactions	(3,183,146)	(985,033)
Increase (decrease) in net assets	162,996,097	(130,238,292)
Net assets at beginning of period	878,642,436	1,008,880,728
Net assets at end of period (including undistributed net investment income of $6,156,018 and $10,334,649, respectively)	$ 1,041,638,533	$ 878,642,436
Other Information
Shares outstanding at beginning of period	49,863,602	49,939,049
Shares repurchased	(191,700)	(70,300)
Shares reacquired	-	(5,147)
Net increase (decrease) in Fund shares	(191,700)	(75,447)
Shares outstanding at end of period	49,671,902	49,863,602

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended June 30,	2003[a]	2003	2002	2001	2000	1999
Per Share Operating Performance
Net asset value, beginning of period	$ 17.62	$ 20.20	$ 13.01	$ 20.04	$ 17.72	$ 5.63
Income (loss) from investment operations
Net investment income (loss)[b]	.22	.17	.11	.17	.05	.04
Net realized and unrealized gain (loss) on investment transactions	3.42	(1.90)	7.20	(5.61)	2.27	12.05
Total from investment operations	3.64	(1.73)	7.31	(5.44)	2.32	12.09
Less distributions from: Net investment income	(.30)	(.18)	-	(.18)	-	-
Net realized gains on investment transactions	-	(.67)	(.12)	(1.41)	-	-
Total distributions	(.30)	(.85)	(.12)	(1.59)	-	-
Antidilution (dilution) resulting from repurchases and reinvestment of distributions for shares at value	.01	.00[c]	.00[c]	-	-	-
Net asset value, end of period	$ 20.97	$ 17.62	$ 20.20	$ 13.01	$ 20.04	$ 17.72
Market value, end of period	$ 18.35	$ 14.99	$ 16.44	$ 10.58	$ 14.06	$ 14.88
Total Return
Per share net asset value (%)[d]	20.82**	(8.34)	56.39	(25.01)	13.09	214.74
Per share market value (%)[d]	24.27**	(4.29)	56.71	(13.16)	(5.46)	135.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,042	879	1,009	651	1,002	886
Ratio of expenses before expense reductions (%)	1.25*	1.26	1.21	1.24	1.20	1.36
Ratio of expenses after expense reductions (%)	1.25*	1.26	1.21	1.23	1.19	1.36
Ratio of net investment income (loss) (%)	1.09e**	.99	.69	1.18	.24	.37
Portfolio turnover rate (%)	15*	7	18	40	31	10

a For the six months ended December 31, 2003.
b Based on average shares outstanding during the period.
c Amount is less than $.005 per share.
d Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
e The ratio for six months ended December 31, 2003 has not been annualized since the Fund believes it would not be appropriate because the Fund, which has a June 30 year-end, earns substantially less dividend income in the second half of its year than in the first half of each year.
* Annualized ** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

The Korea Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

At December 31, 2003, the exchange rate for Korean Won was US $.00084 to W 1.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At June 30, 2003, the Fund had a net tax basis capital loss carryforward of approximately $8,464,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2011, the expiration date.

In addition, from November 1, 2002 through June 30, 2003, the Fund incurred approximately $6,008,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending June 30, 2004.

Under the United States - Korea Income Tax Treaty (the "Treaty"), as presently in effect, the government of Korea imposes a nonrecoverable withholding tax and resident tax aggregating 16.5% on dividends and 13.2% on interest earned by the Fund from Korean issuers. Under the Treaty, there is no Korean withholding tax on realized capital gains.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies, foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At June 30, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 10,489,770
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (8,464,000)
Unrealized appreciation (depreciation) on investments	$ 362,108,803

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended June 30,
	2003	2002
Distributions from ordinary income*	$ 10,785,723	$ -
Distributions from long-term capital gains	$ 31,708,028	$ 5,992,069

The tax character of current year distributions will be determined at the end of the current fiscal year.

Dividend Income. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Korean-based corporations have generally adopted calendar year-ends, and their corporate actions are normally approved, finalized and announced by their boards of directors and shareholders in the first quarter of each calendar year. Generally, estimates of their dividends are made available during the prior December and have a late-December ex-dividend date. Accordingly, Fund management has evaluated the evolution of the estimation process and the impact of the December ex-dividend date activity and has determined that dividend estimates are to be recorded by the Fund on ex-dividend date; any subsequent adjustments thereto by Korean corporations are to be recorded when announced. Therefore, dividend income from Korean equity investments is earned primarily in the last calendar quarter of each year, and will be received primarily in the first calendar quarter of each year. Certain other dividends and related withholding taxes, if applicable, from Korean securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended December 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $69,256,449 and $87,917,703, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"), the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable monthly under the Agreement is equal to an annual rate of 1.15% of the first $50,000,000 of the Fund's month-end net assets, 1.10% of the next $50,000,000 of such net assets, 1% of the next $250,000,000 of such net assets, 0.95% of the next $400,000,000 of such net assets, 0.90% of the next $300,000,000 of such net assets, and 0.85% of such net assets in excess of $1,050,000,000 of the Fund's month-end net assets. Deutsche Investment Trust Management Company Limited ("DeITMC") serves as subadvisor to the Fund. DeITMC renders investment advisory and management services with regard to the Fund's portfolio. From time to time, DeITMC makes specific investment recommendations, which then are evaluated by DeIM's portfolio managers in light of their own expertise and information from other sources in making investment decisions for the Fund. The market value of Hankang Restructuring Fund, which is managed by the Manager, has been excluded from the net assets used to calculate the management fee. For the six months ended December 31, 2003, the Manager did not impose a portion of its fee amounting to $11,675, and the portion imposed amounted to $4,761,268 which was equivalent to an annualized effective rate of 0.96% of the Fund's average month-end net assets.

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend- paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended December 31, 2003, the amount charged to the Fund by SISC aggregated $8,100, of which $5,400 is unpaid at December 31, 2003.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, is the shareholder communications agent of the Fund. For the six months ended December 31, 2003, the amount charged to the Fund by SSC aggregated $7,500, all of which is unpaid at December 31, 2003.

Scudder Fund Accounting Corporation ("SFAC"), also a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company ("SSB"), SFAC has delegated all accounting functions to SSB. SFAC compensates SSB out of the accounting fee it receives from the Fund. For the six months ended December 31, 2003, the amount charged to the Fund by SFAC aggregated $195,740, of which $26,948 is unpaid at December 31, 2003.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Foreign Investment and Exchange Controls in Korea

The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. The Fund has obtained from the Minister of Finance and Economy a license to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gain from, its investments in Korean securities or to repatriate from investment principal up to 10% of the net asset value (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). The Minister of Finance and Economy may, when it deems it to be in the public interest, modify the Fund's license to invest in Korean securities or, according to the terms of the license, revoke it in the event of the Fund's noncompliance with conditions of the license or a material violation of Korean law. The Minister of Finance and Economy may issue orders when it deems that transactions cannot be normally concluded due to natural disaster, warfare, uprising, sudden change in economic conditions, or other incidents similar thereto, or order the temporary closing of the securities market or take other necessary measures. Under the Foreign Exchange Transaction Act, the Minister of Finance and Economy has the power, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

Currently there are certain restrictions with respect to investing in equity securities of certain designated public corporations and telecommunication corporations listed on the Korea Stock Exchange. As of December 31, 2003, four of the Fund's holdings had an ownership limit still in place, LG Home Shopping, Inc., SK Telecom Co. Ltd. and Qrix Networks, Inc., all of which had a foreign ownership limit of 49% and Korea Electric Power Corp. which had a foreign ownership limit of 40%.

E. Investing in the Korean Market

Investing in the Korean market may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currency, high rates of inflation, Korean taxes, repatriation restrictions on income and capital, corporate bankruptcy and future adverse political, social and economic developments. Moreover, securities issued in this market may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Ownership of the Fund

At December 31, 2003, The President and Fellows of Harvard College held approximately 24% of the outstanding shares of the Fund.

G. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

H. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions during the six months ended December 31, 2003 with companies which are or were affiliates is as follows:

Affiliate	Common/Preferred Shares	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Dividend Income ($)*	Value ($)
Anycell, Inc.	1,250,000	-	-	-	-	-
BYC Co., Ltd.	39,530	-	-	-	15,185	1,322,639
LG Home Shopping, Inc.	332,900	-	-	-	697,545	16,805,518
Nam Yang Dairy Products Co., Ltd.	44,550	-	-	-	26,489	11,001,811
Oriental Fire & Marine Insurance	584,860	1,993,778	-	-	-	7,258,640
Samsung Climate Control Co., Ltd.	827,630	-	-	-	17,342	5,642,459
SE Co., Ltd.	636,950	-	-	-	7,369	1,677,168
		1,993,778			763,930	43,708,235

* Net of foreign taxes withheld.

I. Common Stock

Shares issued in fiscal 2002 for the Dividend Reinvestment Plan were reacquired in the open market and retired in fiscal 2003.

J. Share Repurchases

The Fund has a share repurchase plan to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value per share. During the six months ended December 31, 2003 and the year ended June 30, 2003, the Fund purchased 191,700 and 70,300 shares of common stock on the open market at a total cost of $3,183,146 and $912,981, respectively. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 16.0% and 16.0%, respectively. These shares are held in treasury.

K. Subsequent Event

On January 21, 2004, the Fund's Board of Directors approved a tender offer for up to 10% of its outstanding shares of common stock for cash, at a price per share equal to 95% of the net asset value on the business day after the day on which the offer expires. The tender offer commenced on January 23, 2004 and remained open through February 23, 2004. The tender offer was fully subscribed for the maximum limit of 10% of Fund shares outstanding.

The Board also had approved a program of making additional repurchase offers, one in the first quarter of 2005 and one in the first quarter of 2006. Each additional repurchase offer would be for 10% of the Fund's shares, would be at a price of 95% of net asset value at the close of business on the day after the offer expires, and would be made, subject to fiduciary and other applicable requirements, if the Fund's shares traded on the New York Stock Exchange at an average weekly discount from net asset value greater than 15% during a 13-week measuring period ending the preceding December 31. The Fund might at its option pay for shares repurchased in these additional offers with portfolio securities rather than cash, depending in part on whether the Fund is able to obtain an appropriate ruling from the Internal Revenue Service.

Report of Independent Auditors

To the Board of Directors and the Shareholders of The Korea Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Korea Fund, Inc. (the "Fund") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 27, 2004	PricewaterhouseCoopers LLP

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). The Transfer Agent provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 1-800-294-4366.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participants' account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for Federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send in voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $0.75 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Korea Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Stockholder Meeting Results

The Annual Meeting of Stockholders (the "Meeting") of The Korea Fund, Inc. (the "fund"), was held on October 1, 2003, at the offices of Deutsche Investment Management Americas Inc. (part of Deutsche Asset Management), 345 Park Avenue, New York, NY 10154. At the Meeting, the following matter was voted upon by the stockholders (the resulting votes are presented below).

To elect two Directors of the fund to hold office for a term of three years, or until their respective successors shall have been duly elected and qualified:

	Number of Votes:
Directors	For	Withheld
Kenneth C. Froewiss	36,029,168	347,778
Ronaldo A. da Frota Nogueira	36,029,918	347,028

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds, including The Brazil Fund, Inc. and The Korea Fund, Inc.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2003

Notes

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         The Korea Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               February 27, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          The Korea Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               February 27, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               February 27, 2004
                                    ---------------------------